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                                                                 EXHIBIT 99.5(a)


                           [MINNISOTA LIFE LETTERHEAD]

Variable Annuity Application

Minnesota Life Insurance Company  - ANNUITY SERVICES - A3-9999
400 Robert Street North - St. Paul, Minnesota 55101-2098

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1. OWNER/OWNERSHIP TYPE  [ ] Individual  [ ] Trust  [ ] Corporation  [ ] Custodial  [ ] Joint  [ ] Partnership
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 Name                                                   Date of Birth      Gender         Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                 Citizenship                     Daytime Phone Number

                                                                        [ ] US   [ ] OTHER____________
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2. JOINT OWNER (OPTIONAL) -- MUST BE SPOUSE OF OWNER (NOT APPLICABLE IN NJ, OR, AND PA)
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 Name                                                   Date of Birth      Gender         Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                    State      Zip                 Citizenship                     Daytime Phone Number

                                                                        [ ] US   [ ] OTHER____________
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3. ANNUITANT (IF OTHER THAN OWNER)
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 Name                                                   Date of Birth      Gender         Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                                  State                     Zip


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4. JOINT ANNUITANT (OPTIONAL) -- MUST BE SPOUSE OF ANNUITANT (NOT APPLICABLE  IN NJ, OR, AND PA)
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 Name                                                   Date of Birth      Gender         Taxpayer I.D. (Soc. Sec. # or EIN)


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Address


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City                                                  State                     Zip


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5. TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX )

[ ] IRA (Select one)                                                   [ ]  Non- Qualified
  [ ]   Traditional                                                         [ ]    1035 Exchange
  [ ]   Roth                                                                [ ]    Under the _____ (state) UTMA/UGMA
  [ ]   SEP                                                                        Custodian Name ___________________
  [ ]   SIMPLE                                                         [ ]  Public Employee Deferred Compensation -- 457
  [ ]   Inherited                                                      [ ]  Non-Qualified Deferred Compensation
                                                                       [ ]  Tax Sheltered Annuity -- 403(b)
This IRA will be established with a (Select one):                      [ ]  Qualified Retirement Plan -- 401(k)
            [ ]  Transfer         [ ]  Rollover                        [ ]  Other _________________________________
            [ ]  Contribution for tax year _____

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6. TYPE OF CONTRACT                                            7. PURCHASE PAYMENT METHOD
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          SELECT ONE                      SELECT ONE           MAKE CHECKS PAYABLE TO MINNESOTA LIFE

  [ ]  MultiOption Achiever                [ ] Deferred         [ ]  $___________________ remitted with application
                                                                [ ]  Direct Transfer/1035 Exchange/Rollover
  [ ]  MultiOption Classic                 [ ] Immediate        [ ]  Automatic Payment Plan
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8. BENEFICIARY
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 Name                                                   Date of Birth               Taxpayer I.D. (Soc. Sec. # or EIN)   Class


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Address


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City                                                  State                     Zip                    Relationship


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 Name                                                   Date of Birth               Taxpayer I.D. (Soc. Sec. # or EIN)   Class


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Address


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City                                                  State                     Zip                    Relationship


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 Name                                                   Date of Birth               Taxpayer I.D. (Soc. Sec. # or EIN)   Class


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Address


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City                                                  State                     Zip                    Relationship


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9. SPECIAL INSTRUCTIONS
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10. REPLACEMENT
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Do you have any existing life insurance or annuity contracts?                                                  [ ] Yes [ ] No
Will the contract applied for replace or change an existing life insurance or annuity contract?                [ ] Yes [ ] No
If yes, please provide: COMPANY NAME:______________________  CONTRACT # (S)______________________
                        COMPANY NAME:______________________  CONTRACT # (S)______________________
Have you completed a State Replacement form to submit to the replacing insurer where required? (based on jurisdiction, not on state residence)
  [ ] Not Required  [ ] Enclosed

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11. OWNER/ANNUITANT SIGNATURES
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I/we represent the statements and answers in this application are full, complete and true to the best of My/our knowledge. I/we agree they are to be considered the basis of any contract issued to me/us. I/we Have read and agree with the applicable statements.
The agent left me the original or a copy of written or printed communications used in this presentation.
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                              NOTICE TO APPLICANT:

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS ONLY: Minnesota Life is required to provide you, within a reasonable time after your written request, factual information regarding the benefits and provisions of the annuity contract for which you have applied. If for any reason you are not satisfied with that contract, you may return it within 10 days after the contract is delivered and receive the greater of: (a) the Accumulation Value of this contract; or (b) the amount of Purchase Payments paid under this contract. We will pay this refund within 7 days after we receive your notice of cancellation.

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR MINNESOTA RESIDENTS ONLY: THIS CONTRACT, TO THE EXTENT THAT VALUES ARE PLACED IN SEPARATE ACCOUNTS OF THE INSURER, IS NOT PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THIS INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

FOR PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR VERMONT RESIDENTS ONLY: A VARIABLE ANNUITY CONTRACT IS NOT GUARANTEED BY THE COMPANY, THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. IT IS NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, FEDERAL OR STATE.

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PRODUCT AND FUND PROSPECTUSES. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

[ ] I consent to delivery of my prospectus on CD-Rom. I understand that I need Adobe Acrobat Reader and a CD-Rom drive on my computer in order to view the prospectus. This consent shall be effective until I revoke it.

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Signed At (City, State)        Date              Signature of Owner                     Signature of Annuitant

                                                 X                                      X
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Amount Remitted With Application       Signature of Joint Owner                      Signature of Joint Annuitant

$                                      X                                             X
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12. TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this applicant [ ] does [ ] does not have existing life insurance or annuities and this contract [ ]
will [ ] will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge.

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Representative Name (Print)               Representative Signature          Firm Code       Representative Code
                                                                                                                      %
                                          X
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Representative Name (Print)               Representative Signature          Firm Code       Representative Code
                                                                                                                      %
                                          X
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FL Licensed Agent Number (Please Print)

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13. TO BE COMPLETED BY DEALER
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Dealer Name                                          Date                 Signature of Authorized Dealer

                                                                          X
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Home Office Principal Signature                      Date                 Contract Number             Case Number

X
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